UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/08/2009

MDRNA, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13789

Delaware	11-2658569
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3830 Monte Villa Parkway, Bothell, Washington 98021
(Address of principal executive offices, including zip code)

425-908-3600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 8, 2009, Susan B. Bayh resigned from the Board of Directors of MDRNA, Inc. (the "Company"), effective immediately. Mrs. Bayh was asked to reduce the number of her board memberships by another company on whose board she serves. Mrs. Bayh served on the Compensation Committee and as the Chairperson of the Nominating and Corporate Governance Committee of the Company at the time of her resignation.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDRNA, Inc.

Date: January 14, 2009	By:	/s/ Bruce R. York
Bruce R. York
Chief Financial Officer